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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2005


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                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)


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            Delaware                    001-16179                 72-1409562
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        file number)          Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On March 8, 2005, Dr. Eamon M. Kelly informed Energy Partners, Ltd. (the "Company") that he would not be standing for re-election as a Director of the Company at the forthcoming Annual Meeting of Stockholders to be held on May 12, 2005. No disagreement between Dr. Kelly and the Company that would require disclosure under Item 5.02(a) of Form 8-K has occurred.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 14, 2005


                                  ENERGY PARTNERS, LTD.


                                  By:  /s/ John H. Peper
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                                       John H. Peper
                                       Executive Vice President,
                                       General Counsel and Corporate Secretary